Exhibit T3A.2

Date and Time: September 16, 2014 02:22 PM Pacific Time

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 16, 2014 02:04 PM Pacific Time

Incorporation Number:          BC0762701

Recognition Date and Time: Incorporated on July 6, 2006 01:44 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

TERRACE ENERGY CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
10TH FLOOR, 595 HOWE STREET	10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
10TH FLOOR, 595 HOWE STREET	10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Shannon, Kenneth

Mailing Address:			Delivery Address:
1012 - 1030 WEST GEORGIA STREET			1012 - 1030 WEST GEORGIA STREET
VANCOUVER BC V6E 2Y3			VANCOUVER BC V6E 2Y3
CANADA			CANADA

Last Name, First Name, Middle Name:
Gibbs, W. David

Mailing Address:			Delivery Address:
SUITE 400 - 202 TRAVIS STREET			SUITE 400 - 202 TRAVIS STREET
HOUSTON TX 77002			HOUSTON TX 77002
UNITED STATES			UNITED STATES

Last Name, First Name, Middle Name:
Carriere, Daniel A.

Mailing Address:			Delivery Address:
1012-1030 WEST GEORGIA ST.			1012-1030 WEST GEORGIA ST.
VANCOUVER BC V6E 2Y3			VANCOUVER BC V6E 2Y3
CANADA			CANADA

Last Name, First Name, Middle Name:
Boehnke, Eric

Mailing Address:			Delivery Address:
1012-1030 WEST GEORGIA ST.			1012-1030 WEST GEORGIA ST.
VANCOUVER BC V6E 2Y3			VANCOUVER BC V6E 2Y3
CANADA			CANADA

Last Name, First Name, Middle Name:
McCartney, William

Mailing Address:			Delivery Address:
270 - 666 BURRARD ST.			270 - 666 BURRARD ST.
VANCOUVER BC V6C 2X8			VANCOUVER BC V6C 2X8
CANADA			CANADA

Last Name, First Name, Middle Name:
Oliver, Murray

Mailing Address:			Delivery Address:
270 - 666 BURRARD STREET			270 - 666 BURRARD STREET
VANCOUVER BC V6C 2X8			VANCOUVER BC V6C 2X8
CANADA			CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached